Subsequent transactions (Details) (USD $)	Feb. 27, 2014	Feb. 06, 2014	Feb. 03, 2014
Subsequent transactions
Ring received the second payment from Torchlight regarding the joint development agreement on the Kansas acreage			$ 2,089,801
Ring received the total amount as on date which is one half of the total to be received from Torchlight per the joint development agreement.			$ 3,089,801
Outstanding shares of common stock became effective after the Company's resale registration statement		3,528,580
The assets acquired by Ring pursuant to the Purchase Agreement consist of approximately in acres	2,481
The acreage, comprised of separate leases, includes both developed and undeveloped parcels	92
The developed area is comprised of approximately net acres with current net production	907
The undeveloped area is comprised of approximately net acres with current net production	660